MICEL CORP.
445 CENTRAL AVENUE
CEDARHURST, NEW YORK 11516

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD TUESDAY, DECEMBER 7, 1999


TO OUR SHAREHOLDERS:

		The Annual Meeting of Shareholders of Micel Corp. (the "Company") will be held at the offices of Ellenoff Grossman Schole & Cyruli, LLP, 370 Lexington
Avenue, 19th Floor, New York, New York 10017, on Tuesday, December 7, 1999
at 10:00 A.M. (E.S.T.), to consider the following proposals:

1.	To elect three directors, each to serve for a term of one year or until their respective successors are elected and qualify;

2.	To ratify the appointment of Kost Forer & Gabbay, a member of Ernst &
Young International, as independent auditors of the Company; and

3.	To transact such other business as may properly come before the meeting.

		Shareholders of record on the books of the Company at the close of business on November 4, 1999 will be entitled to vote at the meeting or any adjournment thereof. A copy of the annual report containing the financial statements of the Company for the fiscal year ended September 30, 1998 is enclosed.

		All Shareholders are cordially invited to attend the meeting.  Whether or not you expect to attend, you are requested to sign, date and promptly return the enclosed proxy.  Shareholders who execute proxies retain the right to revoke them at any time prior to the voting thereof.  A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

Dated:  New York, New York
	 November 4, 1999

						By Order of the Board of Directors


						David Selengut, Secretary



 	MICEL CORP.
445 CENTRAL AVENUE
CEDARHURST, NEW YORK 11516

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS


		This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Micel Corp. (the "Company") of proxies in the enclosed form for the Annual Meeting of Shareholders to be held at the offices of Ellenoff Grossman Schole & Cyruli, LLP, 370 Lexington Avenue,
19th Floor, New York, New York 10017 on Tuesday, December 7, 1999, at 10:00
A.M. (E.S.T.), and for any adjournment(s) thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders.

		Any shareholder giving such a proxy has the power to revoke the same at any time before it is voted by giving written notice to the Secretary of the
Company or by providing him with a later-dated proxy.  Attendance at the meeting shall not have the effect of revoking a proxy unless the Shareholder so attending shall, in writing, so notify the Secretary of the meeting at any time prior to the voting of the proxy.

		The principal executive offices of the Company are located at 445 Central
Avenue, Cedarhurst, New York  11516, telephone number (516) 569-0606.  The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to the Company's shareholders is November
8, 1999.


VOTING SECURITIES

		Holders of shares of Common Stock, par value $.01 per share (the "Shares"), of record as of the close of business on November 4, 1999, are entitled to vote at the meeting. On the record date, there were issued and outstanding 6,100,380 Shares. Each outstanding Share is entitled to one vote upon all matters to be acted upon at the meeting. The holders of a majority of the aggregate of the outstanding shares of Common Stock voting as a group shall constitute a quorum.


 	PRINCIPAL STOCKHOLDERS


	The following table sets forth, as of September 30, 1999, certain information as to the stock ownership of each person known by the Company to beneficially own 5% or more of the Company's outstanding Common Stock, by each director of the Company who owns any shares of the Company's Common Stock and by all officers and directors as a group:


							         Percentage of
Name of		       Amount and Nature of	         Class as of
 Beneficial Owner	     Beneficial Ownership (1)	          September 30, 1999

Bonnie Septimus  (2)		460,600			7.4%
72 Lord Avenue
Lawrence, New York

Barry Septimus (3)		627,901			9.9%
72 Lord Avenue
Lawrence, New York

Heather Loren (4)		184,375			3.0%

Barry Braunstein (5)		249,750			4.1%

Ron Levy (6)			75,000				1.2%

Tuvia Barak (7)		368,338			5.8%

All officers and directors
as a group (8) (4 persons)	509,125			8.2%
_____________

(1) Except as otherwise indicated, all Shares are beneficially owned, and sole voting and investment power is held by the persons named.
(2) This includes 6,000 Shares owned by certain of her children but does not include Shares listed below owned by her husband, Barry Septimus, Shares held in trust for her children where she is not the trustee or Shares owned by her independent children.
(3)  Does not include Shares owned by Mr. Septimus' children or his wife,
Bonnie Septimus, listed above.    Includes 181.620 Shares  issuable upon
exercise of options owned by Quest Enterprises, Inc., which is 50% owned by Mr. Septimus and 30,718 Shares issuable upon exercise of a warrant.
(4) Includes 24,750 Shares issuable upon exercise of stock options.
(5) Includes 26,750 Shares issuable upon exercise of stock options and Shares which have been purchased by Mr. Braunstein and his family in private placements.
(6) Consists of Shares issuable upon exercise of stock options.
(7) Includes 225,620 Shares issuable upon exercise of options owned by companies in which Mr. Barak is a principal and 30,718 Shares issuable upon exercise of a warrant.
(8) Includes options and warrants described in footnotes (4), (5) and (6) above.


 	PROPOSAL 1

ELECTION OF DIRECTORS


		At the meeting, three Directors will be elected by the shareholders to serve until the next annual meeting of the shareholders or until their successors are elected and shall qualify.  The accompanying form of proxy will be voted for the election of the three persons named below as
Directors, unless the proxy contains contrary instructions.  Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement.  Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve.  However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the proxy will be voted for the election of such person or persons as shall be designated by the Directors.

	The following is information about each nominee:

	Barry Braunstein (40) has been a Director of the Company since April 1994. From June 1983 to the present, he has been the administrator of Laconia
Nursing Home in Bronx, New York. Mr. Braunstein received his B.A. Degree from Adelphia University in 1985.

	Heather Loren (31) has been a Director of the Company since August 1995. From September 1994 until the present, Ms. Loren has been a management consultant with the firm of Pricewaterhouse Coopers, LLP. From December
1991 until August 1992, she was in geriatric research at Hadasa Hospital in Jerusalem. From June 1989 until December 1991 she held various managerial positions at the Bridgeport Healthcare Center and White Plains Nursing Home.
She received her Masters degree in Management from Northwestern University in 1994 and a B.A. degree from Columbia University.

	Ron Levy (51) has been President and Director of the Company since October 1, 1996. Prior to that time he was a consultant to Microkim Ltd., the Companys wholly owned subsidiary. From October 1992 to November 1995 he was President and Chief Executive Officer at EUROM FlashWare Solutions Ltd., and from September 1990 to September 1992 he was Project Manager at SanDisk Corporation in Santa Clara, CA. From September 1982 until September 1990 he was a manager of Tadiran Communication Micro Electronic Center. Mr. Levy received his B.S. degree in Electrical Engineering and Computer Science from the University of California in Berkeley.

	The Board of Directors held two meetings in the fiscal year ended September
30, 1999.  The Company does not have a standing audit, nominating or compensation committee.  To the Company's knowledge, there were no delinquent 16(a) filers for transactions in the Company's securities during fiscal year ended September 30, 1999.


THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NAMED NOMINEES. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

Executive Compensation

	The following table sets forth all compensation received for services rendered to the Company by certain executive officers during each of the past three fiscal years ended September 30, 1998. No other executive officer received compensation in excess of $100,000 during any of the last two fiscal years.
SUMMARY COMPENSATION TABLE


		Annual Compensation		Long-Term
 Compensation
Name and Principal
Position
Year
Salary ($)	Other Annual
Compensation	Awards
Options #
Ron Levy,
President, Chief Executive Officer	    1998	    $106,883	     $24,797
(1)	         0(2)
	1997	      $95,149	 $25,883       (1)   	-0-(2)
____________________________
(1)	Total value of non-cash compensation.

(2)	Mr. Levy receives his salary from RadioTel Ltd.  He also received options to purchase six percent of the stock of RadioTel Ltd., a subsidiary of the Company, exercisable for a nominal amount. The option vests to the extent of one-half at the end of two years from the date of commencement of employment and the remainder at the rate of two percent per month commencing on the 25th month from the date of employment.

OPTION GRANTS IN 1998




Name (a)


Options
Granted (b)
Percent of Total
Options Granted
To Employees in
Fiscal Year 1998(c)


Exercise          Price (d)


Expiration               Date (e)
Ron Levy	        0    (1)	- 0 -	- 0 -
Benjamin Sporn (2)	     100000	           100%	      $2.00	October 5, 2007
____________________________
(1)	See Note (2) to the Summary Compensation Table
(2)	Mr. Sporn was Chairman of the Board until November 14, 1997.


AGGREGATED OPTION EXERCISES IN 1998 AND FOR YEAR-END VALUES







Name





Shares Acquired
on Exercise (#) (b)





Value
Realized ($) (c)

Number of
Unexercised Options
at Fiscal Year-End

Exercisable/
Unexercisable (d)	       Value of
Unexercised
in-the-Money
Options at Fiscal
Year-End ($)

Exercisable/
Unexercisable (e)
Ron Levy	-0-	-0-
	50,000/50,000(1)
	-0-/-0-

(1)	Does not include the option described in note (2) to the Summary
Compensation Table.

Stock Option Plan

	In November 1990, the Company's Board of Directors adopted, and its Shareholders approved, the 1990 Stock Option Plan (the "Plan"), which was amended by the Shareholders at the 1996 annual meeting and provides for the grant of incentive and/or non-qualified stock options to purchase up to 800,000 (post split) shares of Common Stock to any officer, director, consultant or employee when the Board, in its sole discretion, determines that a grant of options to such person would be in the best interests of the Company. Incentive stock options granted under the Plan shall be pursuant to a written agreement for a term not exceeding ten (10) years (five (5) years for Shareholders owning more than ten percent (10%) of the Common Stock of the Company). The exercise price of the options shall be established by the Board at the time of grant of the option but cannot be less than one hundred percent (100%) of the fair market value at the time of grant of the option. If the recipient owns more than ten percent (10%) of the Common Stock of the Company, the exercise price must be at least one hundred and ten percent (110%) of the fair market value of the underlying Common Stock at the time of grant. The aggregate fair market value (determined as of the date of grant) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year may not exceed $100,000. Other terms and conditions of options granted under the Plan, which expires November 2000, are determined by the Board of Directors. The number of shares subject to outstanding options will be appropriately adjusted upon the happening of any stock split, stock dividend, recapitalization, combination, subdivision, issuance of rights or other similar corporate
change.   Persons who are residents of the State of Israel for the purpose of the Israeli Currency Control Regulations, who own more than 5% of the total outstanding shares of the Company would be required to get the consent of the Bank of Israel to accept offers of stock options from the Company.
To date the Company has granted options to purchase 527,120 shares of Common Stock, $.01 par value. None of the options previously granted under the Plan has been exercised.

	Mr. Tuvia Barak, a principal in Crossways Consulting Group, Inc. and Mr. Ron Levy, President of the Company, each received an option, exercisable for nominal value, to purchase up to 6% of the equity of RadioTel Ltd., a subsidiary of the Company, the options vest to the extent of one half at the end of two years and the remainder at the rate of 2% per month commencing on the 25th month from date of commencement of employment. The options will only vest if such persons are still an employee or a consultant to RadioTel.

	 The Company entered into a consulting agreement with Crossways Consulting Group, Inc. (Crossways) effective January 1, 1999, which replaced the consulting agreement with Quest Enterprises, Inc. Mr. Tuvia Barak is the principal of Crossways. In accordance with this agreement, Crossways will provide marketing, consulting and other services as reasonably required by the Company for the purpose of securing for the Company joint development programs, strategic partnerships, business opportunities and production and sales contracts with North American companies. The Company will pay
Crossways a fee in the amount of $6,000 per month plus expenses. In addition, in the event that the services provided by Crossways to the Company result in sales in North America , Crossways will be entitled to 1.5% of such sales.Crossways will be granted options to purchase 220,000 shares of Common Stock at $2.00 per share until December 31, 2003, exercisable to the extent of 20% thereof each year. RadioTel Ltd. also has a consulting agreement with Crossways Consulting Group, Inc. under which RadioTel pays Crossways a monthly consulting fee of $5,000.

	In addition, the Company has been informed that Mr. Barak and Mr. Levy collectively own 10% of EBS, Inc. The Company and EBS, Inc. are the Shareholders of Micel Wireless Corp.

PROPOSAL 2

APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

		The Board of Directors has appointed Kost & Forer & Gabbay, a member of
Ernst & Young International, independent public accountants, to audit the
accounts of the Company for the fiscal year ended September 30, 1999.   Kost
Forer & Gabbay has advised the Company that neither the firm nor any of its members or associates has any direct financial interest in the Company other than as auditors.  Although the selection and appointment of independent auditors is not required to be submitted to a vote of Shareholders, the
Directors deem it desirable to obtain the shareholders' ratification and approval of this appointment.

		Representatives of Kost Forer & Gabbay are expected to be present at the
Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
		Approval of the proposal requires the affirmative vote of a majority of the Shares voted with respect thereto.  In the event the proposal is not approved, the Board will consider the negative vote as a mandate to appoint other independent auditors of the Company for the next fiscal year.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
RATIFICATION OF THE APPOINTMENT OF THE AUDITORS.

GENERAL

		The management of the Company does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the meeting.  If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such matters in accordance with the judgment of the persons voting such proxies.  Discretion or authority to vote on such matters is conferred by such proxies upon the persons voting them.

		The Company will, of course, be assembling and mailing the proxy statement and other material which may be sent to the shareholders in connection with this solicitation.  In addition to this solicitation of proxies by mail, officers and regular employees may solicit the return of proxies.  Costs for soliciting proxies will be borne by the Company.  The Company may reimburse persons holding stock in their names or in the names of other nominees for their expense in sending proxies and proxy material to principals.  Proxies may be solicited by mail, personal interview, telephone and telegraph.

		The Company will provide without charge to each person being solicited by this Proxy Statement, on written request of any such person, a copy of the
Audited Financial Statements for the year ended September 30, 1998 (as filed with the Securities and Exchange Commission).  All such requests should be directed to Micel Corp., 445 Central Avenue, Cedarhurst, New York  11516,
telephone number (516) 569-0606.

		All proposals of shareholders intended to be included in the proxy statement to be presented in the 2000 Annual Meeting materials must be received by the Company's offices at 445 Central Avenue, Cedarhurst, New
York  11516, no later than May 1, 2000.


Dated: November 4, 1999


								By Order of the Board of Directors


 								David Selengut, Secretary              	PROXY

This Proxy is Solicited

 on Behalf of the Board of Directors

MICEL CORP.
445 CENTRAL AVENUE
CEDARHURST, NEW YORK 11516


	The undersigned hereby appoints David Selengut and Douglas S. Ellenoff as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the Shares of the Common Stock of Micel Corp. held of record by the undersigned on November 4, 1999 at the Annual Meeting of Shareholders to be held on December 7, 1999 or any adjournment thereof.


1.	Election of Directors	FOR all nominees listed below
					(except as marked to the contrary below)

					WITHHOLD AUTHORITY
					to vote for all nominees below

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below)


Barry Braunstein, Heather Loren, Ron Levy

2.	To ratify the appointment of Kost Forer & Gabbay as the independent auditors for the Company for the fiscal year ended September 30, 1999.

	FOR     			AGAINST     		ABSTAIN


This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.


 	Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign.



							Dated:                                   , 1999


							                                                   									Signature



						    		Signature if held jointly



When signing as attorney, executor administrator, trustee or guardian, please give full title as such. If a Company, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.